Pacific Select Fund NSAR 12-31-13
Exhibit 77O

            PACIFIC SELECT FUND -- Long / Short Large-Cap Portfolio
                         Report Pursuant to Rule 10f-3
                       Quarter Ended September 30, 2013

                     Item                           Securities Purchased
 -----------------------------------------------------------------------------
  (1) Name of Issuer                               Cousins Properties Inc.
 -----------------------------------------------------------------------------
  (2) Description of Security (name, coupon,
      maturity, subordination, common stock,            CUZ Secondary
      etc.)                                           Cusip = 222795106
 -----------------------------------------------------------------------------
  (3) Date of Purchase (Provide proof of
      purchase, e.g., trade ticket)                       7/30/2013
 -----------------------------------------------------------------------------
  (4) Date of Offering                                    7/30/2013
 -----------------------------------------------------------------------------
  (5) Unit Price                                           $10.00
 -----------------------------------------------------------------------------
  (6) Principal Amount of Total Offering               $600,000,000.00
 -----------------------------------------------------------------------------
      Underwriting Spread:
  (7) Dollars ($)                                           $0.40
      ------------------------------------------------------------------------
      Percent (%)                                           4.00%
 -----------------------------------------------------------------------------
  (8) Names of Syndicate Members FOR THE       JP Morgan, BofA Merrill Lynch,
      PURCHASED 10F-3 ONLY: Insert all         Barclays, Morgan Stanley, Wells
      Syndicate Members (not just those          Fargo Securities, SunTrust
      listed on cover of offering document).      Robinson Humphrey, Baird,
                                                 Piper Jaffray, PNC Capital
                                                  Markets LLC, RBS, Stifel
 -----------------------------------------------------------------------------
  (9) Dollar Amount of Purchase by the
      Portfolio                                         $1,812,000.00
 -----------------------------------------------------------------------------
 (10) % of Offering Purchased by Portfolio                  0.30%
 -----------------------------------------------------------------------------
 (11) % of Offering Purchased by: All
      Associated Accounts (including this
      Portfolio). Limit is no more than 25%.                2.79%
 -----------------------------------------------------------------------------
 (12) % of Portfolio Assets Applied to
      Purchase                                              0.11%
 -----------------------------------------------------------------------------
 (13) Name(s) of Syndicate Members (s) from
      whom Purchased                                 BofA Merrill Lynch
 -----------------------------------------------------------------------------
 (14) Name of Affiliated Underwriter                      JP Morgan
 -----------------------------------------------------------------------------




                                    PACIFIC SELECT FUND - LONG/SHORT LARGE-CAP PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED SEPTEMBER 30, 2013

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 10/18/13                                            Signed: /s/ ROBERT KRAVANTKA
      -------                                                     ------------------------
                                                          Name:  Robert Kravantka
                                                          Title: Vice President

                 PACIFIC SELECT FUND -- Real Estate Portfolio
                         Report Pursuant to Rule 10f-3
                       Quarter Ended September 30, 2013

                  Item                            Securities Purchased
--------------------------------------------------------------------------------
 (1) Name of Issuer                              Cousins Properties Inc.
--------------------------------------------------------------------------------
 (2) Description of Security (name,                   Common Stock
     coupon, maturity, subordination,                 CUZ Secondary
     common stock, etc.)                            Cusip = 222795106
--------------------------------------------------------------------------------
 (3) Date of Purchase (Provide proof of
     purchase, e.g., trade ticket)                     07/31/2013
--------------------------------------------------------------------------------
 (4) Date of Offering                                  07/31/2013
--------------------------------------------------------------------------------
 (5) Unit Price                                          $10.00
--------------------------------------------------------------------------------
 (6) Principal Amount of Total Offering              $600,000,000.00
--------------------------------------------------------------------------------
     Underwriting Spread:
 (7) Dollars ($)                                          $0.40
     ---------------------------------------------------------------------------
     Percent (%)                                          4.00%
--------------------------------------------------------------------------------
 (8) Names of Syndicate Members FOR THE  JP Morgan, BofA Merrill Lynch,
     PURCHASED 10F-3 ONLY: Insert all    Barclays, Morgan Stanley, Wells Fargo,
     Syndicate Members (not just those   SunTrust Robinson Humphrey, Baird,
     listed on cover of offering         Piper Jaffray, PNC Capital Markets, RBS
     document).                          Securities and Stifel Nicolaus
--------------------------------------------------------------------------------
 (9) Dollar Amount of Purchase by the
     Portfolio                                         $1,266,100
--------------------------------------------------------------------------------
(10) % of Offering Purchased by
     Portfolio                                            0.21%
--------------------------------------------------------------------------------
(11) % of Offering Purchased by: All
     Associated Accounts (including
     this Portfolio). Limit is no more
     than 25%.                                            1.25%
--------------------------------------------------------------------------------
(12) % of Portfolio Assets Applied to
     Purchase                                             0.11%
--------------------------------------------------------------------------------
(13) Name(s) of Syndicate Members (s)
     from whom Purchased                                JP Morgan
--------------------------------------------------------------------------------
(14) Name of Affiliated Underwriter                  Morgan Stanley
--------------------------------------------------------------------------------



                                    PACIFIC SELECT FUND - REAL ESTATE PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED SEPTEMBER 30, 2013

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 10/17/13                                            Signed: /s/ TED BIGMAN
      -------                                                     ------------------------
                                                          Name:  Ted Bigman
                                                          Title: Managing Director

             PACIFIC SELECT FUND -- Long/Short Large Cap Portfolio
                         Report Pursuant to Rule 10f-3
                        Quarter Ended December 31, 2013

                   Item                           Securities Purchased
 ------------------------------------------------------------------------------
  (1) Name of Issuer                           Brixmor Property Group Inc.
 ------------------------------------------------------------------------------
  (2) Description of Security (name,                  Common Stock
      coupon, maturity, subordination,                   BRX IPO
      common stock, etc.)                            Cusip: 11120U10
 ------------------------------------------------------------------------------
  (3) Date of Purchase (Provide proof of
      purchase, e.g., trade ticket)                    10/30/2013
 ------------------------------------------------------------------------------
  (4) Date of Offering                                 10/29/2013
 ------------------------------------------------------------------------------
  (5) Unit Price                                         $20.00
 ------------------------------------------------------------------------------
  (6) Principal Amount of Total Offering             $825,000,000.00
 ------------------------------------------------------------------------------
      Underwriting Spread:
  (7) Dollars ($)                                         $1.00
      -------------------------------------------------------------------------
      Percent (%)                                         5.00%
 ------------------------------------------------------------------------------
  (8) Names of Syndicate Members FOR THE  BofA Merrill Lynch /Citigroup / J.P.
      PURCHASED 10F-3 ONLY: Insert all      Morgan / Wells Fargo Securities /
      Syndicate Members (not just those   Barclays / Deutsche Bank Securities /
      listed on cover of offering               RBC Capital Markets / UBS
      document).                          Investment Bank / Blackstone Capital
                                          Markets / Baird / Evercore / KeyBanc
                                            Capital Markets / Mitsubishi UFJ
                                            Securities / PNC Capital Markets
                                            LLC / Sandler O'Neill + Partners,
                                            L.P. / Stifel / SunTrust Robinson
                                                        Humphrey
 ------------------------------------------------------------------------------
  (9) Dollar Amount of Purchase by the
      Portfolio                                        $606,000.00
 ------------------------------------------------------------------------------
 (10) % of Offering Purchased by
      Portfolio                                          0.0735%
 ------------------------------------------------------------------------------
 (11) % of Offering Purchased by: All
      Associated Accounts (including
      this Portfolio). Limit is no more
      than 25%.                                           1.54%
 ------------------------------------------------------------------------------
 (12) % of Portfolio Assets Applied to
      Purchase                                           0.0372%
 ------------------------------------------------------------------------------
 (13) Name(s) of Syndicate Members (s)
      from whom Purchased                        Wells Fargo Securities
 ------------------------------------------------------------------------------
 (14) Name of Affiliated Underwriter          J.P. Morgan Securities, Inc.
 ------------------------------------------------------------------------------



                                    PACIFIC SELECT FUND - LONG/SHORT LARGE-CAP PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED DECEMBER 31, 2013

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 2/12/14                                             Signed: /s/ MADALINA BAL
      -------                                                     ------------------------
                                                          Name:  Madalina Bal
                                                          Title: Vice President

             PACIFIC SELECT FUND -- Long/Short Large Cap Portfolio
                         Report Pursuant to Rule 10f-3
                        Quarter Ended December 31, 2013

                      Item                          Securities Purchased
  ---------------------------------------------------------------------------
   (1) Name of Issuer                            Western Digital Corporation
  ---------------------------------------------------------------------------
   (2) Description of Security (name, coupon,           Common Stock
       maturity, subordination, common stock,           WDC Secondary
       etc.)                                           Cusip: 95810210
  ---------------------------------------------------------------------------
   (3) Date of Purchase (Provide proof of
       purchase, e.g., trade ticket)                      11/1/2013
  ---------------------------------------------------------------------------
   (4) Date of Offering                                  10/31/2013
  ---------------------------------------------------------------------------
   (5) Unit Price                                          $67.00
  ---------------------------------------------------------------------------
   (6) Principal Amount of Total Offering              $728,260,922.00
  ---------------------------------------------------------------------------
       Underwriting Spread:
   (7) Dollars ($)                                          $2.19
       ----------------------------------------------------------------------
       Percent (%)                                          3.27%
  ---------------------------------------------------------------------------
   (8) Names of Syndicate Members FOR THE
       PURCHASED 10F-3 ONLY: Insert all          Goldman, Sachs & Co. / BofA
       Syndicate Members (not just those        Merrill Lynch / J.P. Morgan /
       listed on cover of offering document).    Needham & Company / Stifel
  ---------------------------------------------------------------------------
   (9) Dollar Amount of Purchase by the
       Portfolio                                        $1,105,500.00
  ---------------------------------------------------------------------------
  (10) % of Offering Purchased by Portfolio                0.1518%
  ---------------------------------------------------------------------------
  (11) % of Offering Purchased by: All
       Associated Accounts (including this
       Portfolio). Limit is no more than 25%.               2.30%
  ---------------------------------------------------------------------------
  (12) % of Portfolio Assets Applied to
       Purchase                                            0.0679%
  ---------------------------------------------------------------------------
  (13) Name(s) of Syndicate Members (s) from
       whom Purchased                                Goldman Sachs & Co.
  ---------------------------------------------------------------------------
  (14) Name of Affiliated Underwriter           J.P. Morgan Securities, Inc.
  ---------------------------------------------------------------------------



                                    PACIFIC SELECT FUND - LONG/SHORT LARGE-CAP PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED DECEMBER 31, 2013

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 2/12/14                                             Signed: /s/ MADALINA BAL
      -------                                                     ------------------------
                                                          Name:  Madalina Bal
                                                          Title: Vice President

             PACIFIC SELECT FUND -- Long/Short Large Cap Portfolio
                         Report Pursuant to Rule 10f-3
                        Quarter Ended December 31, 2013

                   Item                           Securities Purchased
 -----------------------------------------------------------------------------
  (1) Name of Issuer                                 Twitter, Inc.
 -----------------------------------------------------------------------------
  (2) Description of Security (name,                  Common Stock
      coupon, maturity, subordination,                  TWTR IPO
      common stock, etc.)                           Cusip: 90184L10
 -----------------------------------------------------------------------------
  (3) Date of Purchase (Provide proof of
      purchase, e.g., trade ticket)                    11/7/2013
 -----------------------------------------------------------------------------
  (4) Date of Offering                                 11/6/2013
 -----------------------------------------------------------------------------
  (5) Unit Price                                         $26.00
 -----------------------------------------------------------------------------
  (6) Principal Amount of Total Offering           $1,820,000,000.00
 -----------------------------------------------------------------------------
      Underwriting Spread:
  (7) Dollars ($)                                        $0.85
      ------------------------------------------------------------------------
      Percent (%)                                        3.25%
 -----------------------------------------------------------------------------
  (8) Names of Syndicate Members FOR THE     Goldman, Sachs & Co. / Morgan
      PURCHASED 10F-3 ONLY: Insert all    Stanley / J.P. Morgan / BofA Merrill
      Syndicate Members (not just those    Lynch / Deutsche Bank Securities /
      listed on cover of offering              Allen & Company LLC / CODE
      document).                                        Advisors
 -----------------------------------------------------------------------------
  (9) Dollar Amount of Purchase by the
      Portfolio                                       $486,200.00
 -----------------------------------------------------------------------------
 (10) % of Offering Purchased by
      Portfolio                                         0.0267%
 -----------------------------------------------------------------------------
 (11) % of Offering Purchased by: All
      Associated Accounts (including
      this Portfolio). Limit is no more
      than 25%.                                          1.88%
 -----------------------------------------------------------------------------
 (12) % of Portfolio Assets Applied to
      Purchase                                          0.0299%
 -----------------------------------------------------------------------------
 (13) Name(s) of Syndicate Members (s)
      from whom Purchased                         Goldman Sachs & Co.
 -----------------------------------------------------------------------------
 (14) Name of Affiliated Underwriter          J.P. Morgan Securities, Inc.
 -----------------------------------------------------------------------------



                                    PACIFIC SELECT FUND - LONG/SHORT LARGE-CAP PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED DECEMBER 31, 2013

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 2/12/14                                             Signed: /s/ MADALINA BAL
      -------                                                     ------------------------
                                                          Name:  Madalina Bal
                                                          Title: Vice President

             PACIFIC SELECT FUND -- Long/Short Large Cap Portfolio
                         Report Pursuant to Rule 10f-3
                        Quarter Ended December 31, 2013

                  Item                            Securities Purchased
-------------------------------------------------------------------------------
 (1) Name of Issuer                         Hilton Worldwide Holdings, Inc.
-------------------------------------------------------------------------------
 (2) Description of Security (name,                   Common Stock
     coupon, maturity, subordination,                   HLT IPO
     common stock, etc.)                            Cusip: 43300A10
-------------------------------------------------------------------------------
 (3) Date of Purchase (Provide proof of
     purchase, e.g., trade ticket)                     12/12/2013
-------------------------------------------------------------------------------
 (4) Date of Offering                                  12/11/2013
-------------------------------------------------------------------------------
 (5) Unit Price                                          $20.00
-------------------------------------------------------------------------------
 (6) Principal Amount of Total Offering            $2,352,812,480.00
-------------------------------------------------------------------------------
     Underwriting Spread:
 (7) Dollars ($)                                         $0.73
     --------------------------------------------------------------------------
     Percent (%)                                         3.63%
-------------------------------------------------------------------------------
 (8) Names of Syndicate Members FOR THE   Deutsche Bank Securities / Goldman,
     PURCHASED 10F-3 ONLY: Insert all      Sachs & Co. / BofA Merrill Lynch /
     Syndicate Members (not just those    Morgan Stanley / J.P. Morgan / Wells
     listed on cover of offering         Fargo Securities / Blackstone Capital
     document).                              Markets / Macquarie Capital /
                                         Barclays / Mitsubishi UFJ Securities /
                                           Citigroup / Credit Suisse / HSBC /
                                          RBS / Baird / Credit Agricole CIB /
                                              Nomura / Raymond James / RBC
                                            Capital Markets / UBS Investment
                                          Bank / CastleOak Securities, L.P. /
                                           Drexel Hamilton / Telsey Advisory
                                              Group / Ramirez & Co., Inc.
-------------------------------------------------------------------------------
 (9) Dollar Amount of Purchase by the
     Portfolio                                        $860,000.00
-------------------------------------------------------------------------------
(10) % of Offering Purchased by
     Portfolio                                          0.0366%
-------------------------------------------------------------------------------
(11) % of Offering Purchased by: All
     Associated Accounts (including
     this Portfolio). Limit is no more
     than 25%.                                           2.42%
-------------------------------------------------------------------------------
(12) % of Portfolio Assets Applied to
     Purchase                                           0.0528%
-------------------------------------------------------------------------------
(13) Name(s) of Syndicate Members (s)
     from whom Purchased                        Deutsche Bank Securities
-------------------------------------------------------------------------------
(14) Name of Affiliated Underwriter           J.P. Morgan Securities, Inc.
-------------------------------------------------------------------------------



                                    PACIFIC SELECT FUND - LONG/SHORT LARGE-CAP PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED DECEMBER 31, 2013

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 2/12/14                                             Signed: /s/ MADALINA BAL
      -------                                                     ------------------------
                                                          Name:  Madalina Bal
                                                          Title: Vice President

               PACIFIC SELECT FUND -- Value Advantage Portfolio
                         Report Pursuant to Rule 10f-3
                        Quarter Ended December 31, 2013

                   Item                           Securities Purchased
 ------------------------------------------------------------------------------
  (1) Name of Issuer                           Brixmor Property Group Inc.
 ------------------------------------------------------------------------------
  (2) Description of Security (name,                  Common Stock
      coupon, maturity, subordination,                   BRX IPO
      common stock, etc.)                            Cusip: 11120U10
 ------------------------------------------------------------------------------
  (3) Date of Purchase (Provide proof of
      purchase, e.g., trade ticket)                    10/30/2013
 ------------------------------------------------------------------------------
  (4) Date of Offering                                 10/29/2013
 ------------------------------------------------------------------------------
  (5) Unit Price                                         $20.00
 ------------------------------------------------------------------------------
  (6) Principal Amount of Total Offering             $825,000,000.00
 ------------------------------------------------------------------------------
      Underwriting Spread:
  (7) Dollars ($)                                         $1.00
      -------------------------------------------------------------------------
      Percent (%)                                         5.00%
 ------------------------------------------------------------------------------
  (8) Names of Syndicate Members FOR THE  BofA Merrill Lynch / Citigroup / J.P.
      PURCHASED 10F-3 ONLY: Insert all      Morgan / Wells Fargo Securities /
      Syndicate Members (not just those   Barclays / Deutsche Bank Securities /
      listed on cover of offering               RBC Capital Markets / UBS
      document).                          Investment Bank / Blackstone Capital
                                          Markets / Baird / Evercore / KeyBanc
                                            Capital Markets / Mitsubishi UFJ
                                          Securities / PNC Capital Markets LLC
                                          / Sandler O'Neill + Partners, L.P. /
                                           Stifel / SunTrust Robinson Humphrey
 ------------------------------------------------------------------------------
  (9) Dollar Amount of Purchase by the
      Portfolio                                        $548,000.00
 ------------------------------------------------------------------------------
 (10) % of Offering Purchased by
      Portfolio                                          0.0664%
 ------------------------------------------------------------------------------
 (11) % of Offering Purchased by: All
      Associated Accounts (including
      this Portfolio). Limit is no more
      than 25%.                                           1.54%
 ------------------------------------------------------------------------------
 (12) % of Portfolio Assets Applied to
      Purchase                                           0.0337%
 ------------------------------------------------------------------------------
 (13) Name(s) of Syndicate Members (s)
      from whom Purchased                        Wells Fargo Securities
 ------------------------------------------------------------------------------
 (14) Name of Affiliated Underwriter          J.P. Morgan Securities, Inc.
 ------------------------------------------------------------------------------



                                    PACIFIC SELECT FUND - VALUE ADVANTAGE PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED DECEMBER 31, 2013

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 2/12/14                                             Signed: /s/ MADALINA BAL
      -------                                                     ------------------------
                                                          Name:  Madalina Bal
                                                          Title: Vice President

               PACIFIC SELECT FUND -- Value Advantage Portfolio
                         Report Pursuant to Rule 10f-3
                        Quarter Ended December 31, 2013

                 Item                            Securities Purchased
 ------------------------------------------------------------------------------
  (1) Name of Issuer                       Hilton Worldwide Holdings, Inc.
 ------------------------------------------------------------------------------
  (2) Description of Security (name,
      coupon, maturity,                              Common Stock
      subordination, common stock,                     HLT IPO
      etc.)                                        Cusip: 43300A10
 ------------------------------------------------------------------------------
  (3) Date of Purchase (Provide proof
      of purchase, e.g., trade ticket)                12/12/2013
 ------------------------------------------------------------------------------
  (4) Date of Offering                                12/11/2013
 ------------------------------------------------------------------------------
  (5) Unit Price                                        $20.00
 ------------------------------------------------------------------------------
  (6) Principal Amount of Total
      Offering                                    $2,352,812,480.00
 ------------------------------------------------------------------------------
      Underwriting Spread:
  (7) Dollars ($)                                       $0.73
      -------------------------------------------------------------------------
      Percent (%)                                      3.6250%
 ------------------------------------------------------------------------------
  (8) Names of Syndicate Members FOR     Deutsche Bank Securities / Goldman,
      THE PURCHASED 10F-3 ONLY:           Sachs & Co. / BofA Merrill Lynch /
      Insert all Syndicate Members       Morgan Stanley / J.P. Morgan / Wells
      (not just those listed on cover   Fargo Securities / Blackstone Capital
      of offering document).           Markets / Macquarie Capital / Barclays /
                                       Mitsubishi UFJ Securities / Citigroup /
                                         Credit Suisse / HSBC / RBS / Baird /
                                            Credit Agricole CIB / Nomura /
                                         Raymond James / RBC Capital Markets
                                          / UBS Investment Bank / CastleOak
                                         Securities, L.P. / Drexel Hamilton /
                                          Telsey Advisory Group / Ramirez &
                                                      Co., Inc.
 ------------------------------------------------------------------------------
  (9) Dollar Amount of Purchase by
      the Portfolio                                 $2,246,000.00
 ------------------------------------------------------------------------------
 (10) % of Offering Purchased by
      Portfolio                                         0.10%
 ------------------------------------------------------------------------------
 (11) % of Offering Purchased by: All
      Associated Accounts (including
      this Portfolio). Limit is no
      more than 25%.                                    2.42%
 ------------------------------------------------------------------------------
 (12) % of Portfolio Assets Applied
      to Purchase                                       0.14%
 ------------------------------------------------------------------------------
 (13) Name(s) of Syndicate Members
      (s) from whom Purchased                  Deutsche Bank Securities
 ------------------------------------------------------------------------------
 (14) Name of Affiliated Underwriter         J.P. Morgan Securities, Inc.
 ------------------------------------------------------------------------------



                                    PACIFIC SELECT FUND - VALUE ADVANTAGE PORTFOLIO
                                  REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED DECEMBER 31, 2013

[ ] Eligibility (check one): [X] registered public offering [ ] government security [ ] Eligible Municipal Security
                             [ ] Eligible Foreign Offering  [ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

     [X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other  purchaser  in the  offering or any  concurrent  offering  of the  securities
             (excepting,  in an Eligible Foreign Offering,  rights required by law to be granted to existing security holders) and
             (2) on or before the fourth day before termination, if a rights offering.

     [X]     The securities  were offered  pursuant to an  underwriting or similar  agreement  under which the  underwriters  were committed to purchase all the securities offered,  except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

     [X]     The  commission,  spread or  profit  was  reasonable  and fair in  relation  to that  being  received  by others  for underwriting  similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

     [X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

     [ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated  investment  grade by at least one NRSRO, provided that, if the issuer or entity  supplying the funds from which the issue is to be paid has been in continuous operation for less than three years  (including the  operations of any  predecessors)  the securities  must have been rated within the top three rating categories by an NRSRO.

     [X]     Percentage of offering  purchased by the Portfolio  and other funds  advised by the same  investment  adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion,  did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified  institution buyers plus (2) principal amount of class in any concurrent  public offering;  (b) other securities,  25% of principal amount of offering of class.  Identify such other purchasers:

     [X]     The Portfolio did not purchase the securities  being offered  directly or indirectly from an Affiliated  Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction,  and, (b) in the case of Eligible Municipal Securities,  the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written  statements of issuer,  syndicate  manager,  or  underwriter  or seller of  securities  were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A Offering;
     [X]     compliance with the first condition, above, regarding time and price.
Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities  Purchased" complies with the
Fund's Rule 10f-3 Procedures.

Date: 2/12/14                                             Signed: /s/ MADALINA BAL
      -------                                                     ------------------------
                                                          Name:  Madalina Bal
                                                          Title: Vice President